Innovator Deepwater Frontier Tech ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Aerospace/Defense - 3.3%
AeroVironment, Inc. (a)(b)	43,882	$ 6,554,654

Auto Parts & Equipment - 3.1%
Schaeffler AG	745,664	6,096,424

Banks - 3.7%
NU Holdings Ltd./Cayman Islands - Class A (a)	517,846	7,420,733

Computers - 5.6%
BlackBerry Ltd. (a)	622,627	5,292,329
Rubrik, Inc. - Class A (a)(b)	82,033	5,935,908
		11,228,237

Electric - 3.3%
Vistra Corp.	44,721	6,627,205

Engineering & Construction - 3.1%
Sterling Infrastructure, Inc. (a)	10,479	6,253,553

Healthcare-Products - 2.9%
Intuitive Surgical, Inc. (a)	16,679	5,893,191

Internet - 12.1%
AppLovin Corp. - Class A (a)	13,259	5,249,238
MercadoLibre, Inc. (a)	3,826	7,185,037
Reddit, Inc. - Class A (a)	35,450	4,986,751
Shopify, Inc. - Class A (a)	58,074	6,803,369
		24,224,395

Machinery-Construction & Mining - 6.0%
Siemens Energy AG	39,909	6,785,345
Vertiv Holdings Co. - Class A	21,785	5,262,602
		12,047,947

Mining - 3.2%
Cameco Corp.	73,088	6,313,342

Miscellaneous Manufacturing - 3.0%
Axon Enterprise, Inc. (a)	11,543	6,091,934

Semiconductors - 20.8%
BE Semiconductor Industries NV	36,469	8,337,249
Cerebras Systems, Inc. - Class A (a)(b)	55,307	10,990,054
Credo Technology Group Holding Ltd. (a)	38,851	8,041,769
Lam Research Corp.	20,782	6,089,542
Marvell Technology, Inc.	43,375	8,135,415
		41,594,029

Software - 29.8% (c)

Datadog, Inc. - Class A (a)	26,518		7,106,028
Global-e Online Ltd. (a)	192,430		7,564,423
Minimax Group, Inc. (a)	217,280		6,388,958
ROBLOX Corp. - Class A (a)	125,610		4,471,716
ServiceNow, Inc. (a)	64,239		7,145,304
Snowflake, Inc. (a)	26,496		7,770,747
Synopsys, Inc. (a)	15,935		6,194,891
Take-Two Interactive Software, Inc. (a)	27,542		6,690,503
Twilio, Inc. - Class A (a)	32,128		6,340,461
			59,673,031
TOTAL COMMON STOCKS (Cost $186,104,061)			200,018,675
SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.3%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (d)	20,649,413		20,649,413
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $20,649,413)			20,649,413

TOTAL INVESTMENTS - 110.2% (Cost $206,753,474)			220,668,088
Money Market Deposit Account - 0.2% (e)			408,870
Liabilities in Excess of Other Assets - (10.4)%		(0.10368)	(20,767,908)
TOTAL NET ASSETS - 100.0%			$ 200,309,050

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $20,142,686.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2026 was 3.45%.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Innovator Deepwater Frontier Tech ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 200,018,675	$ –	$ –	$ 200,018,675
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	20,649,413
Total Investments	$ 200,018,675	$ –	$ –	$ 220,668,088

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2026
(% of Net Assets)
Common Stocks	$ 200,018,675	99.9%
Investments Purchased with Proceeds from Securities Lending	20,649,413	10.3
Money Market Deposit Account	408,870	0.2
Liabilities in Excess of Other Assets	(20,767,908)	(10.4)
	$ 200,309,050	100.0%